SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2003

SRA INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31334	54-1360804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 803-1500

Item 9.    Regulation FD Disclosure (Information furnished pursuant to Item 12, “Results of Operations and Financial Condition”)

On May 5, 2003, SRA International, Inc. issued a press release announcing financial results for its fiscal third quarter ended March 31, 2003, as well as its earnings guidance for the fourth quarter of fiscal 2003, fiscal year 2003, and fiscal year 2004. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

/s/ Stephen C. Hughes
Stephen C. Hughes
Senior Vice President, Chief Financial Officer and Secretary

Date: May 5, 2003